IMPORTANT UPDATE REGARDING INVESCO GOLD & PRECIOUS METALS FUND

SPECIAL MEETING OF SHAREHOLDERS

Change from In-Person Special Meeting of Shareholders to Virtual Special Meeting of Shareholders on April 24, 2020 at 1:00 p.m. (Central Time)

Due to the potential adverse public health impact of the coronavirus outbreak (COVID-19), the location and format of the April 24, 2020 Special Meeting of Shareholders have been changed.

The Special Meeting of Shareholders will be held on the same date and time but will be held over the Internet in a virtual meeting format only. You will not be able to attend the Special Meeting in person.  The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and format.  It may continue to be used to vote your shares in connection with the Special Meeting.  We encourage you to cast your vote prior to the meeting.

Accessing the Virtual Meeting – To access the virtual meeting, enter the following Virtual Shareholder Meeting link, www.meetingcenter.io/270913681.  To log-in to the virtual meeting you have two options: you can join as a “Guest” (Non-Shareholder) or you can join as a “Shareholder”.

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“Guest” (Non-Shareholder) Option – If you join as a “Guest”, you will need to provide the following password: INV2020.  You will also need to provide your name and email address when you enter.   However, you will be unable to vote your shares or ask questions at the meeting.

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“Shareholder” Option – If you join as a “Shareholder”, you will need to provide the following password: INV2020.  You will also need to provide the control number found on your proxy card or notice, or on the email you previously received. If you do not have your control number, you may attend the meeting as a “Guest” but you will be unable to vote your shares or ask questions at the meeting.

Shareholders of record as of the close of business on January 27, 2020 should have received the control number on their proxy card or notice, or on the email you previously received.

If you are not a shareholder of record but hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Virtual Special Meeting. To register you must submit proof of your proxy power (legal proxy) reflecting your Invesco holdings, along with your name and email address, to Computershare Fund Services, as set forth below. Requests for registration must be labeled “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on April 21, 2020.  You will receive a confirmation email from Computershare of your registration.

Forward the email from your broker, or attach an image of your legal proxy, to: legalproxy@computershare.com

Press Release

For Immediate Release

Media Contact: Jeaneen Terrio, 212-278-9205

Invesco Announces Important Update Regarding Invesco Gold & Precious Metals Fund and Invesco V.I. Mid Cap Growth Fund Special Meetings of Shareholders

Meetings of Shareholders on April 24, 2020 to be Virtual Instead of In-Person

ATLANTA, April 8, 2020 – Invesco (NYSE: IVZ), one of the world's leading global investment managers, today announced that the location and format of the shareholder meeting for each of the Invesco Gold & Precious Metals Fund and Invesco V.I. Mid Cap Growth Fund to be held on April 24, 2020 at 1 pm CST has been changed from an in- person meeting to a virtual meeting.

The location and format of the shareholder meetings are being changed as a result of the potential adverse public health impact of the coronavirus pandemic (COVID-19). There is no option to attend the shareholder meetings in person. The proxy card or notice included with the proxy materials previously distributed to shareholders will not be updated to reflect the change in location and format and may continue to be used to vote shares in connection with the meetings.

More information is available at invesco.com/us > Account Access > Proxy Voting.

About Invesco Ltd.

Invesco is a global independent investment management firm dedicated to delivering an investment experience that helps people get more out of life. Our distinctive investment teams deliver a comprehensive range of active, passive and alternative investment capabilities. With offices in 25 countries, Invesco managed $1.1 trillion in assets on behalf of clients worldwide as of February 29, 2019. For more information, visit Invesco.com.

Before investing, investors should carefully read the proxy statement/prospectus, and prospectus/summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the funds, investors should ask their advisors for a proxy statement/prospectus or prospectus/summary prospectus or visit invesco.com/us > Account Access > Proxy Voting.

Invesco Distributors, Inc., is the US distributor for Invesco's retail products. It is an indirect, wholly owned subsidiary of Invesco Ltd.

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